                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  MAY 21, 2002
                                (DATE OF REPORT)


                             AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.
                          AMERIGAS EAGLE FINANCE CORP.
                             AP EAGLE FINANCE CORP.
           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)


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
           DELAWARE                      1-13692                 23-2787918
           DELAWARE                   33-92734-01                23-2800532
           DELAWARE                   333-72986-02               23-3074434
           DELAWARE                   333-72986-01               23-3077318
(STATE OR OTHER JURISDICTION        (COMMISSION FILE          (I.R.S. EMPLOYER
     OF INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)
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                                460 N. GULPH ROAD
                     KING OF PRUSSIA, PENNSYLVANIA        19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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AmeriGas Partners, L.P.                                               Form 8-K/A
Page 2                                                              May 21, 2002


ITEM 4. CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT.

         On May 21, 2002, AmeriGas Propane, Inc. ("AmeriGas"), the general partner of AmeriGas Partners, L.P. (the "Partnership"), determined to dismiss the Partnership's independent auditors, Arthur Andersen LLP ("Andersen"), and to appoint PricewaterhouseCoopers LLP ("PWC") as the Partnership's new independent auditors. This determination followed AmeriGas' decision to seek proposals from independent accountants to audit the consolidated financial statements of the Partnership and was approved by AmeriGas' Board of Directors upon the recommendation of its Audit Committee. PWC will audit the consolidated financial statements of the Partnership for the fiscal year ending September 30, 2002.

         During the two most recent fiscal years of the Partnership ended September 30, 2001, and the subsequent interim period through May 21, 2002, there were no disagreements between the Partnership and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Partnership ended September 30, 2001 or within the subsequent interim period through May 21, 2002.

         The audit reports of Andersen on the consolidated financial statements of the Partnership as of and for the fiscal years ended September 30, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the fiscal year 2001 report contained an explanatory paragraph indicating that the Partnership changed its methods of accounting for tank installation costs and nonrefundable tank fees and adopted the provisions of SFAS No. 133. AmeriGas provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter dated June 28, 2002 stating that it has found no basis for disagreement with such statements.

         During the two most recent fiscal years of the Partnership ended September 30, 2001, and the subsequent interim period through May 21, 2002, the Partnership did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and 304 (a)(2)(ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          c)   Exhibits.

               Exhibit No.

                    16. Letter of Arthur Andersen LLP regarding change in certifying accountant

                    99.  News release dated May 22, 2002
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AmeriGas Partners, L.P.                                               Form 8-K/A
Page 3                                                              May 21, 2002


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         AMERIGAS PARTNERS, L.P.
                                         By:  AmeriGas Propane, Inc.,
                                              its General Partner

                                         By:  /s/ Martha B. Lindsay
                                              ---------------------------------
                                              Martha B. Lindsay
                                              Vice President-Finance and
                                              Chief Financial Officer

                                         AMERIGAS FINANCE CORP.

                                         By:  /s/ Martha B. Lindsay
                                              ---------------------------------
                                              Martha B. Lindsay
                                              Vice President-Finance and
                                              Chief Financial Officer

                                         AMERIGAS EAGLE FINANCE CORP.

                                         By:  /s/ Martha B. Lindsay
                                              ---------------------------------
                                              Martha B. Lindsay
                                              Vice President-Finance and
                                              Chief Financial Officer

                                         AP EAGLE FINANCE CORP.

                                         By:  /s/ Martha B. Lindsay
                                              ---------------------------------
                                              Martha B. Lindsay
                                              Vice President-Finance and
                                              Chief Financial Officer

Date:  July 1, 2002
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AmeriGas Partners, L.P.                                               Form 8-K/A
Page 4                                                              May 21, 2002


                                  EXHIBIT INDEX


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
16.      Letter of Arthur Andersen LLP regarding change in certifying accountant

99. News release dated May 22, 2002 incorporated by reference to Item 99 of Current Report on Form 8-K dated May 21, 2002.
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